UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 17, 2002


                                     0-15898
                            (Commission File Number)

                         ------------------------------


                         CASUAL MALE RETAIL GROUP, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                                 04-2623104
      (State of Incorporation)                        (IRS Employer
                                                 Identification Number)


                555 Turnpike Street, Canton, Massachusetts 02021
              (Address of registrant's principal executive office)


                                 (781) 828-9300
                         (Registrant's telephone number)

                         ------------------------------

Item 5.  Other Events.

      Casual Male Retail Group, Inc. (the "Company") is filing this Report with the Securities and Exchange Commission in order to set forth in a readily available document certain significant risks and uncertainties that are important considerations to be taken into account in conjunction with consideration and review of the Company's reports, registration statements, information statements, press releases, and other publicly-disseminated documents (including oral statements concerning Company business information made on behalf of the Company) that include forward-looking information. A discussion of such risks and uncertainties is attached as an exhibit hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

99.1 Certification of the Chief Executive Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of the Chief Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

99.3              Cautionary Statements Concerning Forward-Looking
                  Information.

Item 9.  Regulation FD Disclosure.

      On September 17, 2002, Casual Male Retail Group, Inc., a Delaware corporation (the "Company"), filed its Quarterly Report on Form 10-Q for the quarterly period ended August 3, 2002, with the Securities and Exchange Commission. Accompanying such report were certifications of the Chief Executive Officer and the Chief Financial Officer of the Company, submitted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350). A copy of each of these certifications is attached as an exhibit hereto.

      The information included or incorporated herein, including the exhibits referenced above, is furnished pursuant to Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section, nor shall such information, including such exhibits, be deemed incorporated by reference in any filing under the Securities Act of 1933 except to the extent, if any, set forth by specific reference in such a filing.

                                Index to Exhibits

Exhibit No.       Description
-----------       -----------

99.1 Certification of the Chief Executive Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of the Chief Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

99.3              Cautionary Statements Concerning Forward-Looking
                  Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CASUAL MALE RETAIL GROUP, INC.


                                    By: /s/ Dennis R. Hernreich
                                          ------------------------------
                                    Name:  Dennis R. Hernreich
                                    Title: Senior Vice President and
                                           Chief Financial Officer




Date:  September 17, 2002